                      SECURITIES AND EXCHANGE COMMISSION

                          Washington,  D.C.  20549


                                 FORM  8 - K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                                June 18, 2003


                     THE BANK OF NEW YORK COMPANY, INC.
                     ----------------------------------
           (exact name of registrant as specified in its charter)


                                  NEW YORK
                                  --------
               (State or other jurisdiction of incorporation)


                001-06152                          13-2614959
                ---------                          ----------
       (Commission file number)      (I.R.S. employer identification number)



        One Wall Street, New York, NY                10286
        -----------------------------                -----
   (Address of principal executive offices)        (Zip code)


               212-495-1784
               ------------
      (Registrant's telephone number,
           including area code)

ITEM 5.   Other Events
          ------------

On June 18, 2003, The Bank of New York Company, Inc. issued a press release providing an update with respect to its acquisition of Pershing LLC, a leading global provider of clearing services and outsourcing solutions for broker-dealers, asset managers and financial intermediaries. Exhibit 99 is a copy of such press release and is incorporated herein by reference.

                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 18, 2003
                                         THE BANK OF NEW YORK COMPANY, INC.
                                         (Registrant)


                                         By: /s/ Thomas J. Mastro
                                         -------------------------
                                         Name:   Thomas J. Mastro
                                         Title:  Comptroller

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------
    99          Update on the acquisition of Pershing LLC, contained in the press release dated June 18, 2003, of The Bank of New York
                Company, Inc.